UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 5, 2003


                          MID-POWER SERVICE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Nevada                         2-85602-D                   88-0478633
-----------------                 -------------              -------------------
 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)


                  3753 Howard Hughes Parkway
                           Suite 200
                       Las Vegas, Nevada                           89109
           ----------------------------------------             -----------
           (Address of principal executive offices)              (Zip Code)


                                 (702) 784-7683
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              (Registrant's telephone number, including area code)


        3800 Howard Hughes Parkway, Suite 860A, Las Vegas, Nevada, 89109
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                              ITEM 5. OTHER EVENTS
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         On May 5, 2003, Mid-Power Service Corporation ("Mid-Power") and its
subsidiary, Mid-Power Resource Corporation, filed Chapter 11 Monthly Operating Reports for the month of March 2003 with the United States Bankruptcy Court for the District of Nevada, copies of which (without attachments) are included as exhibits to this report.

         The March monthly operating reports reflect Mid-Power's decision to impair the value of the Clear Creek property. Because these reports reflect the Company's position as of March 31, 2003, however, they do not include the results of the settlement agreement the Company reached with Edward Mike Davis, which was approved by the Bankruptcy Court on April 9, 2003. For a discussion of the full effects of the settlement agreement, see Mid-Power's current event report on Form 8-K filed April 21, 2003.

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                                ITEM 7. EXHIBITS
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         The following are filed as exhibits to this report:

                 SEC
   Exhibit    Reference
    Number      Number             Title of Document                  Location
------------ ---------- ------------------------------------------  ------------
   Item 99               Other Exhibits
------------ ---------- ------------------------------------------  ------------
    99.01        99     Mid-Power Service Corporation Chapter 11     This filing
                        Monthly Operating Report (General Business
                        Case) for March 2003
    99.02        99     Mid-Power Resource Corporation Chapter 11    This filing
                        Monthly Operating Report (General Business
                        Case) for March 2003

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MID-POWER SERVICE CORPORATION


Dated:  May 5, 2003                          By:  /s/ James W. Scott
                                                 -------------------------------
                                                 James W. Scott, President

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